UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-06251

ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2004

Date of reporting period:  October 31, 2004


ITEM 1.     REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


Emerging Market Fixed Income


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AllianceBernstein Multi-Market Strategy Trust

Annual Report--October 31, 2004

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---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


December 22, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Multi-Market Strategy Trust (the "Fund") for the annual reporting period ended October 31, 2004.

Investment Objective and Policies

This open-end fund seeks the highest level of current income that is available, consistent with what we consider to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally at least 70% of the Fund's assets will be invested in debt securities denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. dollar to 25% of its net assets, except for the euro, in which the Fund may invest up to 50% of its net assets.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Merrill Lynch 1-5 Year Government Bond Index, for the six- and 12-month periods ended October 31, 2004. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Short World Multi-Market Income Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

For the 12-month reporting period ended October 31, 2004, the Fund's Class A shares outperformed the Merrill Lynch 1-5 Year Government Bond Index and exceeded the Lipper Average of similarly managed Funds. The Fund's outperformance was primarily the result of its overweighting of non-U.S. government holdings and non-U.S. currency exposure.

U.S. government bonds, as represented within the Merrill Lynch 1-5 Year Government Bond Index, returned only 1.31% and underperformed most non-U.S. developed government markets during the 12-month reporting period ended October 31, 2004. Non-U.S. government bonds outperformed the U.S. as they were not as negatively impacted by the broad-based bond market sell-off in April. Non-U.S. government bond markets were buoyed by economies which generally lagged the strength of the U.S. economy. In response, short-term yields in the U.S. rose during the annual period while yields in other short-term government markets generally declined.

The Fund also outperformed relative to its benchmark during the 12-month period under review due to its foreign currency exposure. The U.S. dollar weakened significantly against most major currencies during this time frame due to a growing domestic budget deficit and widening trade gap. For the year, the euro gained 9.42% against the U.S. dollar, Canada gained 8.06% and the U.K gained 7.98%, all significant movements.

Although the Fund's non-U.S. currency exposure contributed positively to performance for the 12-month reporting period, much of that rally took place during the first six months of the


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ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 1


reporting period. During late summer, the euro weakened modestly as European economies generally slowed. The Fund's exposure to the euro, therefore, dampened the Fund's six-month performance resulting in a slight underperformance for the six-month period ended October 31, 2004.

Market Review and Investment Strategy

Bond markets during the six- and 12-month reporting period were marked by intra-period volatility as changing perceptions of the direction of the U.S. and global economy effected global bond performance. Global bond markets rebounded strongly in the first quarter of 2004, as escalating global geopolitical tensions and concerns regarding the sustainability of the U.S. economic recovery began to surface. Early in April, however, the U.S. Treasury market sold off dramatically on a surprisingly strong 308,000 gain in March payroll employment and less dovish comments from the Federal Reserve. U.S. Treasury yields moved up sharply across the maturity spectrum as the market began to price in an eventual interest rate hike. April's positive economic data, and resulting Treasury sell-off, led other global bond markets into negative territory for April. Although Canadian and Euro-area bonds sold off in April, it was to a much lesser degree than U.S. bonds and more of a reaction to the U.S. than to domestic fundamentals.

By late June, weak economic data and the prospects of slower, more measured Federal Reserve tightenings bolstered the bond markets back into positive returns and allowed bond markets to rebound as the U.S. economy hit a mid-year slowdown. During the period the Euro-area continued to show sluggish growth relative to the rest of the world. The European Central Bank left rates unchanged yet again, but signaled that soaring oil prices have made it more pessimistic about the region's outlook.

During the 12-month reporting period ended October 31, 2004, the Fund maintained its overweighting of non-U.S government bonds. The Fund's holdings in U.S. Treasuries were reduced and exposure to European and Canadian government bonds was increased. The Fund also added a position in short maturity Japanese government bonds, as yields became more attractive and growth slowed. The management team believed the expected slower growth in Japan would hold rates comparatively steady. Lastly, the Fund added to non-U.S. currency exposure by not fully hedging all of its non-U.S.dollar positions. Currency exposure outside the U.S. during the annual period included the euro, the Canadian dollar, Japanese yen, the Australian and New Zealand dollars and the British pound, all of which strengthened relative to the U.S. dollar.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Multi-Market Strategy Trust. Mr. Michel served the interests of the Fund's shareholders for the last 12 years. His hard work, dedication and contributions to the Fund will be greatly missed.


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2 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Merrill Lynch 1-5 Year Government Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index consists of short-term U.S. Treasury securities maturing in one to five years and is a standard measure of the performance of a basket of unmanaged short-term Treasury securities. For both the six- and 12-month periods ended October 31, 2004, the Lipper Short World Multi-Market Income Funds Average consisted of 6 funds. These funds have generally similar investment objectives to AllianceBernstein Multi-Market Strategy Trust, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. While the Fund invests in bonds and fixed-income securities, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


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ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                                   Returns
PERIODS ENDED OCTOBER 31, 2004                        6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein Multi-Market
  Strategy Trust
  Class A                                               1.53%          3.11%
  Class B                                               1.17%          2.39%
  Class C                                               1.35%          2.57%

Merrill Lynch 1-5 Year
  Government Bond Index                                 1.82%          2.38%

Lipper Short World Multi-Market
  Income Funds Average                                  1.65%          2.72%


GROWTH OF A $10,000 INVESTMENT IN THE FUND
10/31/94 TO 10/31/04

Merrill Lynch 1-5 Year Government Bond Index: $18,227

Lipper Short World Multi-Market Income Funds Average: $16,541

AllianceBernstein Multi-Market Strategy Trust Class A: $15,064


              AllianceBernstein         Merrill Lynch        Lipper Short World
            Multi-Market Strategy   1-5 Year Government     Multi-Market Income
                Trust Class A            Bond Index            Funds Average
-------------------------------------------------------------------------------
10/31/94            9,575                   10,000                   10,000
10/31/95            8,955                   11,037                    9,822
10/31/96           10,424                   11,674                   11,270
10/31/97           11,239                   12,471                   12,094
10/31/98           12,018                   13,559                   12,945
10/31/99           12,373                   13,829                   13,337
10/31/00           12,769                   14,696                   13,908
10/31/01           13,826                   16,468                   15,019
10/31/02           14,340                   17,428                   15,689
10/31/03           14,611                   17,803                   16,103
10/31/04           15,064                   18,227                   16,541


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Multi-Market Strategy Trust Class A shares (from 10/31/94 to 10/31/04) as compared to the performance of its benchmark, the Merrill Lynch 1-5 Year Government Bond Index and the Lipper Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


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4 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


HISTORICAL PERFORMANCE
(continued from previous page)

Historical Performance

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2004

                                       NAV Returns       SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                     3.11%            -1.23%
5 Years                                    4.01%             3.11%
10 Years                                   4.63%             4.17%
SEC Yield*                                 1.76%

Class B Shares
1 Year                                     2.39%            -0.60%
5 Years                                    3.21%             3.21%
10 Years(a)                                4.12%             4.12%
SEC Yield*                                 1.08%

Class C Shares
1 Year                                     2.57%             1.57%
5 Years                                    3.28%             3.28%
10 Years                                   3.83%             3.83%
SEC Yield*                                 1.13%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)

Class A Shares
1 Year                                                      -2.87%
5 Years                                                      3.00%
10 Years                                                     4.26%

Class B Shares
1 Year                                                      -2.32%
5 Years                                                      3.06%
10 Years(a)                                                  4.19%

Class C Shares
1 Year                                                      -0.19%
5 Years                                                      3.09%
10 Years                                                     3.90%

* SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2004.

(a)  Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 3.


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ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            Beginning          Ending
                         Account Value     Account Value         Expenses Paid
                          May 1, 2004     October 31, 2004       During Period*
-------------------------------------------------------------------------------
Class A
Actual                       $1,000           $1,015.27               $7.14
Hypothetical
  (5% return
  before expenses)           $1,000           $1,018.05               $7.15

Class B
Actual                       $1,000           $1,011.69              $10.97
Hypothetical
  (5% return
  before expenses)           $1,000           $1,014.23              $10.99

Class C
Actual                       $1,000           $1,013.46              $10.73
Hypothetical
  (5% return
  before expenses)           $1,000           $1,014.48              $10.74

* Expenses are equal to the classes' annualized expense ratios of 1.41%, 2.17% and 2.12%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


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6 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


PORTFOLIO SUMMARY
October 31, 2004

PORTFOLIO STATISTICS
Net Assets ($mil): $207.1

SECURITY TYPE BREAKDOWN*
o  49.4%  Sovereign Debt
o  27.2%  Corporate Debt
o  22.2%  U.S. Government & Government Sponsored Agency Obligations

o   1.2%  Short-Term

* All data are as of October 31, 2004. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


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ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 7


PORTFOLIO OF INVESTMENTS
October 31, 2004

                                                 Principal
                                                   Amount
                                                    (000)    U.S. $ Value
-------------------------------------------------------------------------------
Australia-6.2%
Debt Obligations-6.2%
Commonwealth Bank of Australia
  7.13%, 7/10/06(a)                     US$         5,000     $  5,340,760
European Investment Bank
  5.30%, 4/26/05(a)                     AUD        10,000        7,454,432

Total Australian Securities
  (cost $10,679,278)                                            12,795,192

Belgium-3.4%
Government Obligation-3.4%
Kingdom of Belgium
  3.75%, 3/28/09(a)
  (cost $6,535,434)                     EUR         5,340        6,994,086

Canada-6.9%
Debt Obligations-6.9%
Citigroup Finance Canada Corp.
  4.30%, 4/25/06(a)                     CAD        10,000        8,315,294
  4.78%, 6/20/05(a)                                 2,000        1,657,274
GE Capital Canada Funding
  5.30%, 7/24/07(a)                                 5,000        4,268,344

Total Canadian Securities
  (cost $11,786,304)                                            14,240,912

Denmark-1.9%
Government Obligation-1.9%
Kingdom of Denmark
  7.00%, 11/15/07(a)
  (cost $3,420,972)                     DKK        20,000        3,845,244

Germany-7.0%
Debt Obligation-4.4%
Kredit Fuer Wiederaufbau
  4.50%, 8/03/06(a)                     EUR         7,000        9,232,315

Government Obligation-2.6%
Bundesobligation
  3.50%, 10/09/09(a)                                4,100        5,305,113

Total German Securities
  (cost $13,036,728)                                            14,537,428

Ireland-3.4%
Government Obligation-3.4%
Republic of Ireland
  4.25%, 10/18/07(a)
  (cost $6,594,274)                                 5,325        7,084,020



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8 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


Portfolio of Investments

                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
-------------------------------------------------------------------------------
Italy-9.5%
Government Obligation-9.5%
Republic of Italy
  6.75%, 7/01/07(a)
  (cost $17,864,571)                    EUR        14,000    $  19,718,413

Japan-4.1%
Government Obligation-4.1%
Government of Japan
  0.30%, 3/20/08
  (cost $8,323,206)                     JPY       913,500        8,601,796

Netherlands-4.1%
Government Obligation-4.1%
Government of Netherlands
  5.25%, 7/15/08(a)
  (cost $7,305,012)                     EUR         6,150        8,481,527

New Zealand-2.6%
Government Obligation-2.6%
Government of New Zealand
  8.00%, 11/15/06(a)
  (cost $5,282,340)                     NZD         7,500        5,315,592

Norway-4.9%
Government Obligation-4.9%
Norwegian Government
  5.50%, 5/15/09(a)
  (cost $9,258,925)                     NOK        60,000       10,237,262

Poland-1.5%
Debt Obligation-1.5%
European Investment Bank
  17.00%, 3/24/05(a)
  (cost $2,446,633)                     PLN        10,000        3,045,530

Spain-3.8%
Government Obligation-3.8%
Government of Spain
  7.35%, 3/31/07(a)
  (cost $6,020,601)                     EUR         5,500        7,786,701

Sweden-9.0%
Government Obligation-9.0%
Government of Sweden
  6.50%, 5/05/08(a)
  (cost $16,526,370)                    SEK       120,000       18,661,407


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ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 9


                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
-------------------------------------------------------------------------------
United Kingdom-3.6%
Debt Obligations-3.6%
Halifax Plc.
  4.75%, 3/24/09(a)                     EUR         2,000     $  2,683,615
UBS London
  8.00%, 1/08/07(a)                     GBP         2,500        4,866,328

Total United Kingdom Securities
  (cost $7,439,171)                                              7,549,943

United States-26.7%
Debt Obligations-4.5%
Citibank, NA
  14.50%, 6/16/05(a)                    PLN         7,000        2,148,983
Citigroup, Inc.
  6.75%, 12/01/05(a)                    US$         5,000        5,218,345
Suntrust Bank
  1.44%, 6/02/09(a)                                 2,000        1,999,600

                                                                 9,366,928

U.S. Government and Government
Sponsored Agency Obligations-22.2%
Federal Home Loan Bank
  2.75%, 3/14/08(a)                                 3,500        3,453,072
  3.00%, 4/15/09(a)                                 4,000        3,925,784
Federal Home Loan Mortgage
  Corp.
  3.50%, 2/15/08(a)                     EUR         9,500       12,312,683
Federal National Mortgage
  Association
  1.75%, 3/26/08(a)                     JPY     1,110,000       10,950,622
  3.25%, 2/15/09(a)                     US$         5,000        4,956,435
U.S. Treasury Notes
  2.25%, 2/15/07(a)                                 4,500        4,459,922
  3.13%, 9/15/08(a)                                 1,000        1,002,812
  3.13%, 10/15/08(a)                                4,925        4,935,776

                                                                45,997,106

Total United States Securities
  (cost $52,404,269)                                            55,364,034

SHORT-TERM INVESTMENT-1.2%
Repurchase Agreement
State Street Bank & Trust Co.
  1.75%, 10/29/04, due 11/1/04
  in the amount of $2,500,365
  (collateralized by $2,545,000
  FHLB, 1.875%, due 2/15/05,
  value $2,552,821)
  (cost $2,500,000)                                 2,500        2,500,000

Total Investments-99.8%
  (cost $187,424,088)                                          206,759,087
Other assets less liabilities-0.2%                                 374,566

Net Assets-100%                                             $  207,133,653



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10 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                          U.S. $     U.S. $
                         Contract   Value on        Value at       Unrealized
                          Amount   Origination      October 31,   Appreciation/
                           (000)       Date            2004      (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts
Euro Dollar,
  settling
  11/05/04                 2,250   $ 2,878,674     $ 2,869,293       $  (9,381)
Polish Zloty,
  settling
  11/05/04                 9,401     2,686,177       2,773,524          87,347

Sale Contracts
Australian Dollar,
  settling
  11/08/04                 7,428     5,371,181       5,543,858        (172,677)
British Pound,
  settling
  11/19/04                 1,294     2,307,142       2,371,394         (64,252)
Canadian Dollar,
  settling
  11/09/04                16,353    12,971,497      13,397,593        (426,096)
Danish Krona,
  settling
  11/18/04                22,166     3,687,015       3,802,210        (115,195)
Euro Dollar,
  settling
  11/05/04-
  12/22/04                62,739    79,180,317      79,985,121        (804,804)
Japanese Yen,
  settling
  11/5/04              2,249,669    20,323,309      21,220,549        (897,240)
New Zealand Dollar,
  settling
  11/04/04                 4,919     3,322,398       3,361,689         (39,291)
Norwegian Kroner
  settling
  11/18/04                65,139     9,839,722      10,187,776        (348,054)
Polish Zloty,
  settling
  11/05/04                19,401     5,451,311       5,723,700        (272,389)
Swedish Krona,
  settling
  12/17/04               137,755    18,959,831      19,406,012        (446,181)

(a) Positions, or a portion thereof, with an aggregate market value of $195,657,291 have been segregated to collateralize forward exchange currency contracts.

     Glossary:

     FHLB - Federal Home Loan Bank

     Currency Abbreviations:

     AUD - Australian Dollar
     CAD - Canadian Dollar
     DKK - Danish Krona
     EUR - Euro Dollar
     GBP - British Pound
     JPY - Japanese Yen
     NOK - Norwegian Kroner
     NZD - New Zealand Dollar
     PLN - Polish Zloty
     SEK - Swedish Krona
     US$ - United States Dollar

     See notes to financial statements.


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ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 11


STATEMENT OF ASSETS & LIABILITIES
October 31, 2004

Assets
Investments in securities, at value
  (cost $187,424,088)                                           $  206,759,087
Cash                                                                   480,929
Foreign cash, at value
  (cost $157,171)                                                       40,595
Interest receivable                                                  4,114,792
Unrealized appreciation of forward
  exchange currency contracts                                           87,347
Receivable for capital stock sold                                       84,272
Total assets                                                       211,567,022

Liabilities
Unrealized depreciation of forward
  exchange currency contracts                                        3,595,560
Payable for capital stock redeemed                                     339,238
Advisory fee payable                                                    88,174
Dividends payable                                                       79,097
Distribution fee payable                                                64,304
Transfer agent fee payable                                              35,916
Administrative fee payable                                               7,500
Accrued expenses and other liabilities                                 223,580
Total liabilities                                                    4,433,369

Net Assets                                                      $  207,133,653

Composition of Net Assets
Capital stock, at par                                           $       36,451
Additional paid-in capital                                         220,294,653
Distributions in excess of net investment income                    (8,348,875)
Accumulated net realized loss on investment and
  foreign currency transactions                                    (21,100,698)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                       16,252,122
                                                                $  207,133,653

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($188,311,887/33,144,701 shares of capital stock
  issued and outstanding)                                                $5.68
Sales charge--4.25% of public offering price                               .25
Maximum offering price                                                   $5.93

Class B Shares
Net asset value and offering price per share
  ($7,830,728/1,376,252 shares of capital stock
  issued and outstanding)                                                $5.69

Class C Shares
Net asset value and offering price per share
  ($10,991,038/1,929,720 shares of capital stock
  issued and outstanding)                                                $5.70

See notes to financial statements.


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12 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


STATEMENT OF OPERATIONS
Year Ended October 31, 2004

Investment Income
Interest (net of foreign taxes withheld
  of $143,394)                                                    $  8,669,599

Expenses
Advisory fee                                      $  1,322,085
Distribution fee--Class A                              610,299
Distribution fee--Class B                               99,549
Distribution fee--Class C                              121,908
Transfer agency                                        749,504
Custodian                                              268,709
Audit and legal                                        132,338
Printing                                               117,326
Administrative                                          98,000
Registration                                            43,509
Directors' fees                                         23,895
Miscellaneous                                           12,873
Total expenses                                       3,599,995
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                         (153,082)
Less: expense offset arrangement
  (see Note B)                                             (48)
Net expenses                                                         3,446,865
Net investment income                                                5,222,734

Realized and Unrealized Gain (Loss)
on Investment and Foreign
Currency Transactions
Net realized gain (loss) on:
  Investment transactions                                            1,626,325
  Written options                                                       39,484
  Foreign currency transactions                                     (7,435,358)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       10,839,171
  Foreign currency denominated assets
    and liabilities                                                 (3,241,270)
Net gain on investment and foreign
  currency transactions                                              1,828,352

Net Increase in Net Assets
  from Operations                                                 $  7,051,086

See notes to financial statements.


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ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 13


STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended      Year Ended
                                                   October 31,     October 31,
                                                      2004            2003
                                                  ------------    ------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                             $  5,222,734    $  7,739,246
Net realized gain (loss) on investment
  and foreign currency transactions                 (5,769,549)      3,205,577
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                             7,597,901      (5,700,747)
Net increase in net assets
  from operations                                    7,051,086       5,244,076

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                           (3,245,215)     (1,056,498)
  Class B                                             (126,386)        (53,345)
  Class C                                             (154,771)        (62,195)
Tax return of capital
  Class A                                           (3,707,865)    (11,616,504)
  Class B                                             (144,404)       (586,549)
  Class C                                             (176,835)       (683,856)

Capital Stock Transactions
Net decrease                                       (44,249,958)    (35,017,265)
Total decrease                                     (44,754,348)    (43,832,136)

Net Assets
Beginning of period                                251,888,001     295,720,137
End of period (including distributions in
  excess of net investment income of
  ($8,348,875) and ($4,452,901),
  respectively)                                   $207,133,653    $251,888,001

See notes to financial statements.


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14 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE A
Significant Accounting Policies

AllianceBernstein Multi-Market Strategy Trust, Inc. (the "Fund") was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold currently with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 15


the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and


-------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes only.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .60% of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 17


Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004, such waiver amounted to $153,082. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended October 31, 2004, such fees amounted to $98,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $459,203 for the year ended October 31, 2004.

For the year ended October 31, 2004, the Fund's expenses were reduced by $48 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,783 from the sale of Class A shares and received $54, $18,258 and $831 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,757,373 and $1,910,726 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


-------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2004, were as follows:

                                                   Purchases         Sales
                                                 --------------   ------------
Investment securities (excluding U.S.
  government securities)                         $ 100,674,049   $ 136,686,304
U.S. government securities                          36,232,049      63,232,871

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions and written options) are as follows:

Cost                                                             $ 191,663,397
Gross unrealized appreciation                                    $  15,183,104
Gross unrealized depreciation                                          (87,414)
Net unrealized appreciation                                      $  15,095,690

1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign cur-


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 19


rencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written options for the year ended October 31, 2004 were as follows:

                                                    Number of         Premiums
                                                    Contracts         Received
                                                   ------------      ----------
Options outstanding at
  October 31, 2003                                          -0-      $      -0-

Options written                                    355,000,000          56,270
Options terminated in closing
  purchase transactions                             (5,000,000)        (36,570)
Options expired                                   (350,000,000)        (19,700)

Options outstanding at
  October 31, 2004                                          -0-      $      -0-

3. Swap Agreements

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a spec-


-------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


ified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 21


Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At October 31, 2004, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of October 31, 2004.

NOTE E
Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended     Year Ended    Year Ended      Year Ended
                     October 31,    October 31,   October 31,     October 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class A
Shares sold              441,175     2,323,078    $  2,511,210    $ 14,460,733
Shares issued in
  reinvestment of
  dividends              755,725     1,303,825       4,303,866       6,922,813
Shares converted
  from Class B           177,199       240,685       1,009,321       1,179,092
Shares redeemed       (7,638,260)   (9,476,739)    (43,550,088)    (55,219,312)
Net decrease          (6,264,161)   (5,609,151)   $(35,725,691)   $(32,656,674)

Class B
Shares sold              362,037     1,807,039    $  2,066,100    $ 10,605,567
Shares issued in
  reinvestment of
  dividends               35,445        65,535         202,375         388,225
Shares converted
  to Class A            (176,932)     (240,270)     (1,009,321)     (1,179,092)
Shares redeemed       (1,104,668)   (1,600,672)     (6,317,181)     (9,595,642)
Net increase
  (decrease)            (884,118)       31,632    $ (5,058,027)   $    219,058


-------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended     Year Ended    Year Ended      Year Ended
                     October 31,    October 31,   October 31,     October 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class C
Shares sold              249,433     1,534,825     $ 1,418,938     $ 8,955,177
Shares issued in
  reinvestment of
  dividends               43,198        73,948         246,762         433,726
Shares redeemed         (897,734)   (2,053,800)     (5,131,940)    (11,968,552)
Net decrease            (605,103)     (445,027)    $(3,466,240)    $(2,579,649)

NOTE F
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2004.

NOTE G
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 23


Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Distribution to Shareholders

The tax character of distributions paid for the fiscal years ended October 31, 2004 and October 31, 2003 were as follows:

                                                       2004            2003
                                                   -----------    ------------
Distributions paid from:
  Ordinary income                                  $ 3,526,372    $  1,172,038
Total taxable distributions                          3,526,372       1,172,038
  Tax return of capital                              4,029,104      12,886,909
Total distributions paid                           $ 7,555,476    $ 14,058,947

As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $ (28,524,185)(a)
Unrealized appreciation/(depreciation)                            15,405,831(b)
Total accumulated earnings/(deficit)                           $ (13,118,354)(c)

(a) On October 31, 2004, the Fund had a net capital loss carryforward of $21,098,086 of which $572,902 expires in the year 2005, $6,799,602 expires in the year 2007, $9,788,373 expires in the year 2008, $3,634,196 expires in the year 2009 and $303,013 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $382,175, and $591,099 of capital loss carryforwards expired. For the year ended October 31, 2004, the cumulative deferred loss on straddles was $7,426,099.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, tax return of capital, expiration of capital loss carryforwards, the tax treatment of bond premium and the tax treatment of foreign currency gains and losses, resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated realized loss on investment and foreign currency transactions, and a decrease in additional paid-in capital. This reclassification had no effect on net assets.


-------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 25


a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt


-------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 27


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class A
                                            -----------------------------------------------------------------
                                                                Year Ended October 31,
                                            -----------------------------------------------------------------
                                                2004         2003         2002(a)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.70        $5.89        $5.99        $6.08        $6.29

Income From Investment Operations
Net investment income(b)                         .14(c)       .17          .19          .35          .38
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .03         (.06)         .02          .13         (.19)
Net increase in net asset
  value from operations                          .17          .11          .21          .48          .19

Less: Dividends and Distributions
Dividends from net
  investment income                             (.09)        (.03)          -0-        (.32)        (.38)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.02)
Tax return of capital                           (.10)        (.27)        (.31)        (.25)          -0-
Total dividends and
  distributions                                 (.19)        (.30)        (.31)        (.57)        (.40)
Net asset value, end of period                 $5.68        $5.70        $5.89        $5.99        $6.08

Total Return
Total investment return based
  on net asset value(d)                         3.11%        1.88%        3.74%        8.27%        3.17%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $188,312     $224,504     $264,978     $289,265     $305,610
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.46%        1.49%        1.49%        1.48%        1.52%(e)
  Expenses, before waivers/
    reimbursements                              1.52%        1.49%        1.49%        1.48%        1.52%(e)
  Net investment income                         2.39%(c)     2.87%        3.22%        5.87%        6.25%
Portfolio turnover rate                           62%         113%         115%          79%          82%

See footnote summary on page 31.


-------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class B
                                            -----------------------------------------------------------------
                                                                Year Ended October 31,
                                            -----------------------------------------------------------------
                                                2004         2003       2002(a)        2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.71        $5.90        $6.01        $6.10        $6.32

Income From Investment Operations
Net investment income(b)                         .09(c)       .12          .14          .30          .33
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .04         (.05)         .02          .13         (.19)
Net increase in net asset
  value from operations                          .13          .07          .16          .43          .14

Less: Dividends and Distributions
Dividends from net
  investment income                             (.07)        (.02)          -0-        (.29)        (.34)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.02)
Tax return of capital                           (.08)        (.24)        (.27)        (.23)          -0-
Total dividends and
  distributions                                 (.15)        (.26)        (.27)        (.52)        (.36)
Net asset value, end of period                 $5.69        $5.71        $5.90        $6.01        $6.10

Total Return
Total investment return based
  on net asset value(d)                         2.39%        1.17%        2.84%        7.49%        2.30%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $7,831      $12,904      $13,150      $11,311      $13,052
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.21%        2.23%        2.24%        2.24%        2.28%(e)
  Expenses, before waivers/
    reimbursements                              2.28%        2.23%        2.24%        2.24%        2.28%(e)
  Net investment income                         1.63%(c)     2.13%        2.44%        5.05%        5.44%
Portfolio turnover rate                           62%         113%         115%          79%          82%

See footnote summary on page 31.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 29



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class C
                                            -----------------------------------------------------------------
                                                                Year Ended October 31,
                                            -----------------------------------------------------------------
                                                2004         2003        2002(a)       2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.71        $5.90        $6.01        $6.10        $6.31

Income From Investment Operations
Net investment income(b)                         .10(c)       .13          .14          .30          .34
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .04         (.06)         .02          .13         (.19)
Net increase in net asset
  value from operations                          .14          .07          .16          .43          .15

Less: Dividends and Distributions
Dividends from net
  investment income                             (.07)        (.02)          -0-        (.29)        (.34)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.02)
Tax return of capital                           (.08)        (.24)        (.27)        (.23)          -0-
Total dividends and
  distributions                                 (.15)        (.26)        (.27)        (.52)        (.36)
Net asset value, end of period                 $5.70        $5.71        $5.90        $6.01        $6.10

Total Return
Total investment return based
  on net asset value(d)                         2.57%        1.17%        2.83%        7.48%        2.46%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $10,991      $14,480      $17,592      $15,208      $16,578
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.17%        2.20%        2.20%        2.19%        2.22%(e)
  Expenses, before waivers/
    reimbursements                              2.24%        2.20%        2.20%        2.19%        2.22%(e)
Net investment income                           1.67%(c)     2.15%        2.48%        5.10%        5.52%
Portfolio turnover rate                           62%         113%         115%          79%          82%

See footnote summary on page 31.


-------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.14, decrease net realized and unrealized loss on investments per share by $.14 for Class A, B and C, respectively, and decrease the ratio of net investment income to average net assets from 5.56% to 3.22% for Class A, from 4.79% to 2.44% for Class B and from 4.83% to 2.48% for Class C. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c)  Net of waivers/reimbursements by the Adivser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                           Year Ended October 31,
                                    2000
                           ----------------------
Class A                             1.50%
Class B                             2.27%
Class C                             2.21%


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 31


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Multi-Market Strategy Trust, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Multi-Market Strategy Trust, Inc. (the "Fund") as of October 31, 2004, and the related statements of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company AccountingOversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Multi-Market Strategy Trust, Inc. at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.


New York, New York
December 15, 2004


-------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)

OFFICERS

Marc O. Mayer, President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael L. Mon, Vice President
Douglas J. Peebles(2), Vice President
Mark R.Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)  Member of the Audit Committee and the Governance and Nominating Committee.

(2) Mr. Peebles is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.

ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 33


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME,                              PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
ADDRESS, DATE OF BIRTH,            OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #           Investment adviser and an                               116                None
2 Sound View Drive                 independent consultant. He
Suite 100                          was formerly Senior Manager
Greenwich, CT 06830                of Barrett Associates, Inc., a
9/7/32 (1991)                      registered investment adviser,
Chairman of the Board              with which he had been
                                   associated since prior to 1999.
                                   He was formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief
                                   Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #,**                   Formerly Executive Vice                                 96                 None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30 (1992)                     Assurance Society of the
                                   United States; Chairman and
                                   Chief Executive Officer of Evlico;
                                   Director of Avon, BP (oil and
                                   gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                   Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation; former Governor
                                   at Large National Association
                                   of Securities Dealers, Inc.

David H. Dievler, #                Independent consultant. Until                           100                None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29 (1991)                    Management Corporation ("ACMC")
                                   responsible for mutual fund administration.
                                   Prior to joining ACMC
                                   in 1984 he was Chief Financial
                                   Officer of Eberstadt Asset
                                   Management since 1968. Prior to
                                   that he was a Senior Manager at
                                   Price Waterhouse & Co. Member of
                                   American Institute of Certified
                                   Public Accountants since 1953.


-------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME,                              PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
ADDRESS, DATE OF BIRTH,            OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                  Consultant. Formerly President                          98                 None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002.
2/19/42 (1992)                     Formerly a Senior Advisor from
                                   June 1999-June 2000 and
                                   President of Historic Hudson
                                   Valley (historic preservation) from
                                   December 1989-May 1999
                                   (historic preservation). Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   he was Director and Chairman of
                                   the Audit Committee of ACMC.

Donald J. Robinson, #              Senior Counsel to the law firm of                       96                 None
98 Hell's Peak Road                Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                   since prior to 1999. Formerly a
8/24/34 (1996)                     senior partner and a member
                                   of the Executive Committee of
                                   that firm. Formerly a member
                                   and Chairman of the Municipal
                                   Securities Rulemaking Board
                                   and Trustee of the Museum of
                                   the City of New York.

*    There is no stated term of office for the Fund's Directors.

**   Ms. Block was an "interested person" as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of the Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#    Member of the Audit Committee and the Governance and Nominating Committee.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 35


Officers of The Fund

Certain information concerning the Fund's Officers is listed below.

NAME,
ADDRESS*                      POSITION(S)                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------

Marc O. Mayer,                President                     Executive Vice President of ACMC**
10/2/57                                                     since 2001; prior thereto, Chief
                                                            Executive Officer of Sanford C.
                                                            Bernstein & Co., LLC and its
                                                            predecessor since prior to 1999.

Philip L. Kirstein,           Senior Vice President and     Senior Vice President, Independent
5/29/45                       Independent Compliance        Compliance Officer-Mutual Funds of
                              Officer                       ACMC** with which he has been
                                                            associated since October 2004.
                                                            Prior thereto, he was Of Counsel to
                                                            Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel and First Vice
                                                            President of Merrill Lynch Investment
                                                            Managers L.P. since prior to 1999 until
                                                            March 2003.

Michael L. Mon,               Vice President                Vice President of ACMC**, with which
3/2/69                                                      he has been associated since prior to
                                                            June 1999.

Douglas J. Peebles,           Vice President                Executive Vice President of ACMC**,
8/10/65                                                     with which he has been associated
                                                            since prior to 1999.

Mark R. Manley,               Secretary                     Senior Vice President, Deputy General
10/23/62                                                    Council and Chief Compliance Officer
                                                            of ACMC**, with which he has been
                                                            associated since prior to 1999.

Mark D. Gersten,              Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                       Financial Officer             Investor Services, Inc. ("AGIS")** and
                                                            Vice President of AllianceBernstein
                                                            Investment Research and
                                                            Management, Inc. ("ABIRM")** with
                                                            which he has been associated since
                                                            prior to 1999.

Vincent S. Noto,              Controller                    Vice President of AGIS**, with which he
12/14/64                                                    has been associated since prior to
                                                            1999.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


ALLIANCEBERNSTEIN FAMILY OF FUNDS


-------------------------------------------------------------------------------
Wealth Strategies Funds

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy
-------------------------------------------------------------------------------
Blended Style Funds

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio
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Growth Funds

Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund
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Value Funds

Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund
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Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio
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Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia
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Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York
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Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

**   Effective February 1, 2005, Small Cap Value Fund will be renamed
Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


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ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 37


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] AllianceBernstein (SM)
Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

MMSTAR1004




ITEM 2.     CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c)   The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

                                                      Audit-Related
                                        Audit Fees        Fees         Tax Fees
                                        ----------    -------------    --------
AllianceBernstein Multi-Market   2003
Strategy Trust Inc.              2004

(d)         Not applicable.

(e) (1)     Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2)     All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)         Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                                   Total Amount of
                                                                                  Foregoing Column
                                                                                  Pre-approved by the
                                                         All Fees for             Audit Committee
                                                       Non-Audit Services        (Portion Comprised of
                                                         Provided to the          Audit Related Fees)
                                                     Portfolio, the Adviser      (Portion Comprised of
                                                     and Service Affiliates             Tax Fees)
                                                    ------------------------     ------------------------

AllianceBernstein Multi-Market        2003                                          [              ]
Strategy Trust, Inc.                                                                (              )
                                                                                    (              )

                                      2004                                          [              ]
                                                                                    (              )
                                                                                    (              )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.    CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.       DESCRIPTION OF EXHIBIT
       -----------      ------------------------------------------------------
       11 (a) (1)       Code of ethics that is subject to the disclosure of
                        Item 2 hereof
       11 (b) (1)       Certification of Principal Executive Officer Pursuant
                        to Section 302 of the Sarbanes-Oxley Act of 2002
       11 (b) (2)       Certification of Principal Financial Officer Pursuant
                        to Section 302 of the Sarbanes-Oxley Act of 2002
       11 (c)           Certification of Principal Executive Officer and
                        Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Multi-Market Strategy Trust, Inc.

By:    /s/ Marc O. Mayer
       Marc O. Mayer
       President

Date:    December 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       Marc O. Mayer
       President

Date:    December 31, 2004

By:    /s/ Mark D. Gersten
       Mark D. Gersten
       Treasurer and Chief Financial Officer

Date:    December 31, 2004